UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Next 1 Interactive, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52669	26-3509845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

2690 Weston Road, Suite 200 Weston, FL 33331
(Address of Principal Executive Offices)

(954) 888-9779

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 17, 2012, Next 1 Interactive, Inc. (the “Company”) filed a Certificate of Change with the Secretary of State of Nevada, pursuant to which the Company (i) reduced its authorized shares of common stock from 2,500,000,000 to 5,000,000, and (ii) will effect a 1-for-500 reverse split of its common stock. The Company has completed the process of notifying FINRA of the reverse split and the reverse split was announced by FINRA on May 21, 2012 with an effective date of May 22, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Certificate of Change

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT 1 INTERACTIVE, INC.

Date: May 21, 2012	By:	/s/ William Kerby
William Kerby
Chief Executive Officer

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